                                                                 EXHIBIT h(3)(i)

[ING FUNDS LOGO]

February 1,2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING LargeCap Value Fund, a new series of ING Equity Trust, (the "New Fund"), effective February 1, 2004, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned fund to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

         The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio which were recently dissolved.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Fund, by signing below.

                                                        Very sincerely,

                                                        /s/ Robert S. Naka
                                                        --------------------
                                                        Robert S. Naka
                                                        Senior Vice President
                                                        ING Equity Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By /s/ Nick Horvath
   -------------------------------------------
Name:  Nick Horvath
Title: Director of Operations Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000           ING Equity Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                             TYPE OF          STATE OF        TAXPAYER
    TAXPAYER/FUND NAME*                   ORGANIZATION      ORGANIZATION      I.D. NO.
    -------------------                   ------------      ------------      --------
ING CORPORATE LEADERS TRUST FUND          TRUST             NEW YORK         13-6061925

ING EQUITY TRUST                          Business Trust    Massachusetts    N/A
  ING Convertible Fund                                                       33-0552461
  ING Disciplined LargeCap Fund                                              06-1533751
  ING Equity and Bond Fund                                                   33-0552418
  ING Financial Services Fund                                                95-4020286
  ING Growth Opportunities Fund                                              04-2886865
  ING LargeCap Growth Fund                                                   33-0733557
  ING LargeCap Value Fund                                                    20-0437128
  ING MidCap Opportunities Fund                                              06-1522344
  ING MidCap Value Fund                                                      86-1048451
  ING Principal Protection Fund                                              86-1033467
  ING Principal Protection Fund II                                           86-1039030
  ING Principal Protection Fund III                                          86-1049217
  ING Principal Protection Fund IV                                           82-0540557
  ING Principal Protection Fund V                                            27-0019774
  ING Principal Protection Fund VI                                           48-1284684
  ING Principal Protection Fund VII                                          72-1553495
  ING Principal Protection Fund VIII                                         47-0919259
  ING Principal Protection Fund IX                                           20-0453800
  ING Real Estate Fund                                                       43-1969240
  ING SmallCap Opportunities Fund                                            04-2886856
  ING SmallCap Value Fund                                                    86-1048453
  ING Tax Efficient Equity Fund                                              23-2978988

ING FUNDS TRUST                           Business Trust    Delaware         N/A
  ING Classic Money Market Fund                                              23-2978935
  ING GNMA Income Fund                                                       22-2013958
  ING High Yield Bond Fund                                                   23-2978938
  ING High Yield Opportunity Fund                                            33-0715888
  ING Intermediate Bond Fund                                                 52-2125227
  ING Lexington Money Market Trust                                           13-6766350

  * This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                      TYPE OF          STATE OF         TAXPAYER
    TAXPAYER/FUND NAME*                            ORGANIZATION      ORGANIZATION       I.D. NO.
    -------------------                            ------------      ------------       --------
ING FUNDS TRUST (CONT.)
  ING Money Market Fund                                                                86-0955273
  ING National Tax-Exempt Bond Fund                                                    23-2978941
  ING Strategic Bond Fund                                                              33-6170208

ING INVESTMENT FUNDS, INC.                         Corporation       Maryland          N/A
  ING MagnaCap Fund                                                                    22-1891924

ING INVESTORS TRUST                                Business Trust    Massachusetts     N/A
  ING American Funds Growth Portfolio                                                  55-0839555
  ING American Funds Growth-Income Portfolio                                           55-0839542
  ING American Funds International Portfolio                                           55-0839952

ING MAYFLOWER TRUST                                Business Trust    Massachusetts     N/A
  ING Growth + Value Fund                                                              06-1465531
  ING International Value Fund                                                         06-1472910

ING MUTUAL FUNDS                                   Business Trust    Delaware          N/A
  ING Emerging Countries Fund                                                          33-0635177
  ING Foreign Fund                                                                     72-1563685
  ING Global Equity Dividend Fund                                                      55-0839557
  ING Global Real Estate Fund                                                          86-1028620
  ING International Fund                                                               22-3278095
  ING International SmallCap Growth Fund                                               33-0591838
  ING Precious Metals Fund                                                             13-2855309
  ING Russia Fund                                                                      22-3430284
  ING Worldwide Growth Fund                                                            33-0552475

ING PRIME RATE TRUST                               Business Trust    Massachusetts     95-6874587

ING SENIOR INCOME FUND                             Business Trust    Delaware          86-1011668

ING VARIABLE INSURANCE TRUST                       Business Trust    Delaware          N/A
ING GET U.S. Core Portfolio - Series 1                                                 43-2007006
ING GET U.S. Core Portfolio - Series 2                                                 41-2107140
ING GET U.S. Core Portfolio - Series 3                                                 32-0090501
ING GET U.S. Core Portfolio - Series 4                                                 32-0090502
ING GET U.S. Core Portfolio - Series 5                                                 32-0090504
ING GET U.S. Core Portfolio - Series 6                                                 32-0090505
ING GET U.S. Opportunity Portfolio - Series 1                                          43-2007032
ING GET U.S. Opportunity Portfolio - Series 2                                          TBD
ING VP Worldwide Growth Portfolio                                                      25-6705433


* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                      TYPE OF          STATE OF        TAXPAYER
    TAXPAYER/FUND NAME*                            ORGANIZATION      ORGANIZATION      I.D. NO.
    -------------------                            ------------      ------------      --------
ING VARIABLE PRODUCTS TRUST                        Business Trust    Massachusetts    N/A
   ING VP Convertible Portfolio                                                       86-1028318
   ING VP Disciplined LargeCap Fund                                                   06-6397003
   ING VP Emerging Countries Portfolio                                                86-1028317
   ING VP Financial Services Portfolio                                                86-1028316
   ING VP Growth + Value Portfolio                                                    06-6396994
   ING VP Growth Opportunities Portfolio                                              06-6493759
   ING VP High Yield Bond Portfolio                                                   06-6396995
   ING VP International Portfolio                                                     86-1028314
   ING VP International SmallCap Growth                                               86-1028313
   Portfolio
   ING VP International Value Portfolio                                               06-6453493
   ING VP LargeCap Growth Portfolio                                                   86-1028309
   ING VP MagnaCap Portfolio                                                          06-6493762
   ING VP MidCap Opportunities Portfolio                                              06-6493760
   ING VP SmallCap Opportunities Portfolio                                            06-6397002

ING VP EMERGING MARKETS FUND, INC.                 Corporation       Maryland         06-1287459

ING VP NATURAL RESOURCES TRUST                     Business Trust    Massachusetts    22-2932678

USLICO SERIES FUND                                 Business Trust    Massachusetts    N/A
   The Asset Allocation Portfolio                                                     54-1499147
   The Bond Portfolio                                                                 54-1499901
   The Money Market Portfolio                                                         54-1499149
   The Stock Portfolio                                                                54-1499398

Last Approved: November 11, 2003

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.